Subsequent events	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Disclosure of events after reporting period [text block]
32. Subsequent events
On February 27, 2026, the Group acquired certain assets and 100% share capital of Mint Code Solutions S.A., Cameroon from NeWurth S.A and its subsidiaries (collectively referred to as the Call Option Assets or NeWurth Business) as a result of exercising a Call Option with NeWurth. Total consideration paid of US$22,951 was settled through a combination of cash (US$1) and the release of the outstanding credit facility net of cash received and acquired as of the exercise date.
The acquisition was made to enhance the Group's position in the cross-border payments market and expand its presence in Africa.
As part of the intangible asset identification and purchase price allocation, certain intangible assets, such as customer contracts, platform, intellectual property, license and others are expected to be recognized. A full purchase price allocation is in progress as of the date of issuance of these financial statements, although the Company is allowed to determine the final purchase price allocation in a period of 12 months from the acquisition date.
On March 13, 2026, the Company's Board of Directors authorized a new share repurchase program to purchase up to US$300,000,000 of Class A common shares, expiring at the earliest of March 19, 2027 or upon reaching the US$300,000,000 repurchase limit.
On March 13, 2026, the Company’s Board of Directors authorized and declared a cash dividend of an aggregate of US$57,211,274, equivalent to approximately US$0.1939 per share (subject to adjustment according to the number of shares outstanding as of the record date), to shareholders of record as of the close of the business day on May 27, 2026, to be paid on or about June 10, 2026.